EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Ohio Valley Banc Corp. filed with the United States Securities and Exchange Commission (SEC No. 033-62010), of our report dated February 5, 2004 on the consolidated financial statements of Ohio Valley Banc Corp. included in this Annual Report on Form 10-K for the year ended December 31, 2003.

                                        /s/CROWE CHIZEK AND COMPANY LLC
                                        Crowe Chizek and Company LLC

Columbus, Ohio
March 12, 2004